Exhibit 99.21

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-M

KEY PERFORMANCE FACTORS
May 31, 2001



        Expected B Maturity                                         10/15/02


        Blended Coupon                                              4.8637%


        Excess Protection Level
          3 Month Average   7.59%
          May, 2001   7.20%
          April, 2001   7.85%
          March, 2001   7.72%


        Cash Yield                                  19.68%


        Investor Charge Offs                         5.45%


        Base Rate                                    7.03%


        Over 30 Day Delinquency                      4.84%


        Seller's Interest                            8.52%


        Total Payment Rate                          14.20%


        Total Principal Balance                     $58,203,705,030.43


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,958,014,468.94